Curragh Queensland Mining Pty Ltd
ABN 55 095 450 418
Private Mail Bag
Blackwater QLD 4717
T +61 7 4986 9211 | F +61 7 4986 9327
www.coronadoglobal.com

16 February 2022
PRIVATE

AND CONFIDENTIAL
Douglas Thompson,

c/o: dthompson@coronadoglobal.com
Dear Douglas,
I wish

to confirm

the following

remuneration

elements

not included

within your

Contract of

Employment

which
has

been

in

effect

since

September

1,

2021,

when

you

commenced

in

the

role

of

Chief

Operating

Officer,
Australia with Curragh Queensland Mining Pty Ltd (CQMPL) (“the Company”)
.

In

addition

to

the

remuneration

specified

within

the

Contract

of

Employment,

you

received

a

sign-on

bonus
totalling $300,000 gross which was paid

to you in cash in

September 2021. Since your commencement, we have
agreed specific improvement

targets relating to

Curragh’s performance

and, should those

targets be met

within
the timeframe agreed,

you will receive

an additional bonus

payment of $500,000

gross. This bonus

is over and
above any other incentive program.

Although not forming part

of your Contract of

Employment, I can confirm

that you will be invited

to participate in
both the

short-term and

long-term incentive

programs. The

STI opportunity

will be

100% of

your TEC,

and the
LTI will also equal

100% of your TEC.
Should you have any queries concerning this

letter, please do

not hesitate to contact Emma Pollard

on 07 3031
7626.
Yours sincerely
/s/ Garold Spindler
Garold Spindler
Chief Executive Officer
I have read,

understand, agree to

and accept the

terms and conditions

as outlined in

this Letter.

I confirm that
the

payment

amounts

which

I

receive

under

the

Contract

of

Employment,

satisfies

any

obligations

on

the
Company to pay

to me

any entitlements

to which

I may

otherwise be

entitled under

an industrial

instrument or
law.

Signed:

/s/ Douglas Thompson

Date: 18/02/2022
Douglas Thompson